SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported): February 25, 2004



                                TELTRONICS, INC.
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             (Exact name of registrant as specified in its charter)



      Delaware                       0-17893                     59-2937938
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  (State or other             (Commission File Number)          (IRS Employer
  jurisdiction of                                            Identification No.)
   incorporation)



             2150 Whitfield Industrial Way, Sarasota, Florida 34243
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          (Address of principal executive offices, including zip code)


                                  941-753-5000
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                         (Registrant's telephone number)


                                      N.A.
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.

         On February 10, 2004, Teltronics, Inc., through its UK subsidiary, Teltronics Limited, completed its acquisition of the assets of the 20-20(TM) maintenance business of SMARTCALL Limited pursuant to a Business Sale and Purchase Agreement between SMARTCALL Limited and Teltronics Limited. On February 25, 2004 Teltronics, Inc. issued the press release attached hereto as Exhibit 99 and incorporated by reference herein.


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


c.            Exhibits

(2.1) Business Sale and Purchase Agreement relating to the sale of a Harris/Teltronics 20-20 maintenance Business carried on by SMARTCALL Limited dated February 10, 2004, between SMARTCALL Limited and Teltronics Limited.

(10.1) Restrictive Covenant and Consultancy Agreement relating to the Teltronics telephone systems maintenance business dated February 10, 2004 between Teltronics, Inc., Teltronics Limited and Beck & Cook Management Services.

(99)          Press release issued February 25, 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        TELTRONICS, INC.


                                        By:   /s/ Patrick G. Min
                                           -------------------------------------
                                        Name:  Patrick G. Min
                                        Title: Vice President Finance and
                                               Chief Financial Officer
Dated: February 25, 2004

                                  EXHIBIT INDEX

Exhibit No.
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(2.1)         Business Sale and Purchase Agreement relating to the sale of a
              Harris/Teltronics 20-20 maintenance Business carried on by SMARTCALL Limited dated February 10, 2004, between SMARTCALL Limited and Teltronics Limited .

(10.1) Restrictive Covenant and Consultancy Agreement relating to the Teltronics telephone systems maintenance business dated February 10, 2004 between Teltronics, Inc., Teltronics Limited and Beck & Cook Management Services.

(99)          Press release issued February 25, 2004.